                                                       UAM Funds
                                                       Annual Report

      --------------------------
         ICM Equity Portfolio
-------------------------------------------------------------------------------
                                                       October 31, 1998




                                                       [UAM LOGO APPEARS HERE]
-------------------------------------------------------------------------------

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
                                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison......................................................   5
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................   9
Statement of Operations.....................................................  10
Statement of Changes in Net Assets..........................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  13
Report of Independent Accountants...........................................  18


--------------------------------------------------------------------------------

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

Our last letter to you as part of the ICM Equity Portfolio's semi-annual report of April 30, 1998, expressed concern about the equity market and the outlook for corporate profits. Our view of the market was based on its valuation underpinnings. By most historic measures, it was trading near record highs. At the same time, the outlook for corporate profits seemed to be weakening, triggered by a much diminished demand for goods and services in Asia. However, we did not anticipate the intensity or the immediacy of the problems. The market underwent a very substantial correction over the summer, precipitated by concerns over Russia and then Latin America, compounding the Asian malaise that commenced in the summer of 1997. Against this backdrop, the Portfolio declined in the second half by 15%, most of the declined recorded in the third quarter. While the decline continued into the fourth quarter, the performance vis-a-vis the market improved. In October, we are pleased to note that the Portfolio celebrated its fifth year in existence. Over the longer term, Portfolio results remain competitive.

                             ICM EQUITY PORTFOLIO
                PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1998

                         2ND FISCAL   ONE   THREE   FIVE    SINCE
                            HALF     YEAR   YEARS  YEARS  INCEPTION*
                         ---------- ------- ------ ------ ----------
ICM Equity Portfolio....  (14.99)%  (4.14)% 18.34% 16.15%   15.72%
S&P 500 Index...........   (0.41)%  22.01 % 25.99% 21.30%   21.41%
Lipper Growth & Income
  Fund Index............   (6.43)%   9.45 % 19.37% 16.12%      N/A

* Fund Inception Date: October 1, 1993.
All periods exceeding one year are annualized.
N/A-Not available.

                             ICM EQUITY PORTFOLIO
                            PERFORMANCE COMPARISON

                                       FOURTH QUARTER, 1998 THIRD QUARTER, 1998
                                       -------------------- -------------------
ICM Equity Portfolio..................       (4.31)%             (11.17)%
S&P 500 Index.........................       (1.57)%               1.18 %
Lipper Growth & Income Fund Index.....       (3.75)%              (2.79)%

The ICM Equity Portfolio invests primarily in equities of the largest, publicly held companies. Its benchmark is the Standard & Poor's Index of 500 Companies. This index is a diversified list of 500 of the largest companies operating in the United States. For most investors, the S&P 500 Index has been a difficult benchmark to

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

exceed in recent years. One reason is that the Index is weighted by the size of each of its component 500 companies; the larger the company, the greater its impact on the Index. Yet most investors do not invest in the widely divergent proportions of the weighted S&P 500 Index nor in all the companies that comprise the 500. Many refuse to pay the valuations commanded by the largest companies or do not have the resources to diversify so widely. Additionally, indexing--the trend toward simply "buying" the S&P 500--is driving the valuation of its constituent companies; companies not in the Index are not held by "indexed" funds. (This may well explain the poor performance of small companies.) Perhaps another factor is at work, too. International investors have been increasingly attracted to the United States over the past year as the dollar gained strength and foreign economies threatened to weaken. It seems the largest and most widely known companies have attracted the most money, irrespective of valuation.

"Value" investors face one more constraint. The largest components of the S&P 500 Index carry valuations that largely preclude their purchase by "value" driven investors. As "value" investors, ICM focuses heavily on traditional measures of valuation, such as price/earnings, price/book value, and price/sales ratios. Your Portfolio does not invest in companies with above-average valuation characteristics, yet it is this sector within the market that has performed best recently. We have seen this pressure in the past (1988-1990), and eventually, it corrected (1990-1993).

Two dynamics are at work within the Portfolio. The banking sector has enjoyed extraordinary performance since 1990. However, as mid-year 1998 approached, we felt that many companies within the industry had achieved fair value. Therefore, we reduced the Portfolio's exposure to the group. In fact, the Portfolio's exposure was cut by approximately one third in the second half. (Additional reductions were expected, but significant values reemerged in the pronounced correction in the fourth quarter. Therefore, we have expanded the Portfolio's representation in banks in very recent months.) We have been attracted to the utilities and technology sectors. In the second half of the year, the Portfolio approximately doubled its exposure to each of these groups. The electric utility industry is undergoing considerable restructuring in the wake of deregulation. In many cases, companies are forecasting very substantial cash flows. Restructuring is also leading to greater efficiencies. The other area of appeal, technology, was a sector under extraordinary stress in the wake of developments in Asia. While this group is not usually in the "value" domain, its significant underperformance attracted us to several opportunities.

The other dynamic at work is the increased emphasis on companies with a market capitalizations of $1 billion to $3 billion. As noted above, it has been very difficult

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

to isolate good values among larger companies. More importantly, as "value" investors who place great emphasis on fundamentals, a number of well-regarded, well-established companies with price/earnings ratios of 9-12 times earnings have emerged. This valuation level is one-half that of the market's today. The disparity is too much to resist for the true "value" investor, with a several-year investment horizon. Thus, the Portfolio placed increasing emphasis on these companies. This can be seen in the Portfolio profile statistics that follow the listing of the Portfolio's ten largest holdings among its 52 investments.

                             TEN LARGEST HOLDINGS
                               OCTOBER 31, 1998

                                                                  % TOTAL EQUITY
                                                                   MARKET VALUE
                                                                  --------------
GenCorp Inc. ....................................................      4.1%
UST, Inc. .......................................................      3.6%
Wellpoint Health Networks, Inc. .................................      3.3%
Philips Electronics N.V. ........................................      3.3%
Raychem Corp. ...................................................      3.2%
YPF S.A. ........................................................      3.1%
First Union Corp. ...............................................      3.1%
TRW, Inc. .......................................................      3.0%
Autodesk, Inc. ..................................................      2.8%
Kennametal, Inc. ................................................      2.7%

                                                              ICM EQUITY S&P 500
                                                              PORTFOLIO   INDEX
                                                              ---------- -------
Average Price to Earnings*...................................    14.6x    26.0x
Average Price to Book Value*.................................     3.0x     5.3x
Average Return on Equity*....................................    19.1%    20.5%
Median Market Capitalization (billions)......................    $3.9     $7.1

* Based on estimated data.

The market's correction saw many companies' share prices collapse 30% or more. In some cases, the declines were extreme--more than 50%. This development is the reason that cash reserves were largely committed by year-end, when cash stood at 2.5% of the Portfolio.

The market has largely recovered from its 20% correction in the summer. As a result, we are again challenged by the conflict between market valuations today and conventional notions of value. Therefore, looking forward, the environment may be less hospitable. We offer an analogy as reason for caution: how is it that a car

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

can drive at twenty miles an hour down a highway that is being constructed at a rate of three miles an hour before there is "a problem"? Twenty miles an hour represents the 20% compounded annual rate of return of the S&P 500 Index from September 30, 1990, to October 31, 1998. Three miles an hour represents the approximate growth rate of our economy. Earnings growth will likely exceed economic growth over time because of productivity. However, we much doubt it will exceed the 50-year record of 6-7% annually. In fact, if history repeats, we should not be surprised to see a significant earnings slowdown over the next four years.

This past year proved to be a difficult one for the Portfolio. However, we will not change our mandate. Our strategy is "value". It is built upon a fundamental belief that if one can buy companies with above-average profitability at below-average prices, then superior total returns will be achieved. Although we admit to discomfort, we believe that the Portfolio's recent underperformance reflects unsustainable pressures in the marketplace, pressures that will pass. We believe strongly that the Portfolio is well positioned as we look out over the next several years.

We encourage your questions and your comments at any time.

Respectfully submitted,

/s/ Robert F. Boyd
Robert F. Boyd, CFA
Principal

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without temporary fee waivers and expenses assumed by the adviser, total return for the Portfolio would be lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                      DEFINITION OF THE COMPARATIVE INDEX

The Lipper Growth & Income Fund Index is an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
          ICM EQUITY PORTFOLIO AND THE STANDARD & POOR'S INDEX (S&P 500)


---------------------------------------
    AVERAGE ANNUAL TOTAL RETURN**
  FOR PERIOD ENDED OCTOBER 31, 1998
---------------------------------------
1 YEAR       5 YEARS     SINCE 10/1/93*
---------------------------------------
(4.14%)       16.15%         15.72%
---------------------------------------


                           [LINE GRAPH APPEARS HERE]


       DATE             S&P 500 INDEX              ICM EQUITY PORTFOLIO
       ----             -------------              --------------------
     10/1/93*++             10,000                        10,000
     10/31/93               10,154                         9,940
     10/31/94               10,516                        10,599
     10/31/95               13,405                        12,679
     10/31/96               16,632                        16,004
     10/31/97               21,971                        21,922
     10/31/98               26,807                        21,015


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 9/30/93 is used as the beginning value on 10/1/93.

                      DEFINITION OF THE COMPARATIVE INDEX
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
                                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 96.6%
                                                           SHARES   VALUE+
                                                           ------ ----------
 AEROSPACE & DEFENSE - 7.6%
  GenCorp, Inc............................................ 59,800 $1,323,075
  Lockheed Martin Corp....................................  1,540    171,518
  Raytheon Co., Class A...................................  1,166     65,296
  TRW, Inc................................................ 17,000    967,937
                                                                  ----------
                                                                   2,527,826
                                                                  ----------
 AUTOMOTIVE - 4.2%
  Ford Motor Co. ......................................... 14,470    784,998
  *Lear Corp.............................................. 19,700    632,863
                                                                  ----------
                                                                   1,417,861
                                                                  ----------
 BEVERAGES, FOOD & TOBACCO - 3.5%
  UST, Inc................................................ 34,000  1,156,000
                                                                  ----------
 CAPITAL EQUIPMENT - 7.2%
  AGCO Corp............................................... 20,000    190,000
  Kennametal, Inc. ....................................... 42,600    883,950
  Milacron, Inc........................................... 26,300    509,563
  Parker-Hannifin Corp.................................... 23,410    836,907
                                                                  ----------
                                                                   2,420,420
                                                                  ----------
 CHEMICALS - 1.7%
  *FMC Corp. ............................................. 11,200    571,900
                                                                  ----------
 CONSUMER NON-DURABLES - 0.8%
  Guilford Mills, Inc. ................................... 21,480    268,500
                                                                  ----------
 ENERGY - 8.2%
  Apache Corp. ........................................... 18,600    526,613
  Atlantic Richfield Co. .................................  5,820    400,852
  K N Energy, Inc. .......................................  5,000    248,438
  Union Pacific Resources Group, Inc...................... 43,200    561,600
  YPF S.A. ADR............................................ 35,000  1,012,812
                                                                  ----------
                                                                   2,750,315
                                                                  ----------
 FINANCIAL SERVICES - 8.6%
  BankAmerica Corp........................................  9,600    551,400
  Comerica, Inc...........................................  9,900    638,550
  First Union Corp........................................ 17,380  1,008,040
  Morgan Stanley Dean Witter & Co. .......................  5,250    339,937
  PNC Bank Corp. .........................................  6,700    335,000
                                                                  ----------
                                                                   2,872,927
                                                                  ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
                                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES  VALUE+
                                                            ------ ---------
 HEALTH CARE - 6.7%
  Beckman Coulter, Inc..................................... 12,300 $ 578,100
  *First Health Group Corp................................. 26,100   600,300
  *Wellpoint Health Networks, Inc. ........................ 14,500 1,067,562
                                                                   ---------
                                                                   2,245,962
                                                                   ---------
 INSURANCE - 3.1%
  TIG Holdings, Inc........................................ 31,000   432,062
  Torchmark Corp. ......................................... 14,000   612,500
                                                                   ---------
                                                                   1,044,562
                                                                   ---------
 PAPER & PACKAGING - 2.3%
  Mead Corp................................................ 24,200   765,325
                                                                   ---------
 REAL ESTATE INVESTMENT TRUSTS - 5.1%
  Camden Property Trust....................................  5,700   153,188
  Liberty Property Trust...................................  7,000   161,000
  Omega Healthcare Investors, Inc. ........................ 13,700   424,700
  Pacific Gulf Properties, Inc. ........................... 26,400   523,050
  United Dominion Realty Trust, Inc. ...................... 41,000   456,125
                                                                   ---------
                                                                   1,718,063
                                                                   ---------
 RETAIL - 5.1%
  Dillard's Inc., Class A.................................. 24,800   770,350
  J.C. Penney Co., Inc..................................... 13,900   660,250
  *Toys "R' Us, Inc........................................ 14,400   281,700
                                                                   ---------
                                                                   1,712,300
                                                                   ---------
 TECHNOLOGY - 17.4%
  AMP Inc. ................................................ 16,590   681,227
  Autodesk, Inc. .......................................... 28,700   895,081
  International Business Machines Corp.....................  4,520   670,938
  Philips Electronics N.V. ................................ 19,400 1,064,575
  Raychem Corp. ........................................... 33,800 1,033,012
  *Seagate Technology...................................... 26,000   685,750
  Thomas & Betts Corp...................................... 17,700   790,969
                                                                   ---------
                                                                   5,821,552
                                                                   ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
                                                           OCTOBER 31, 1998
-------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED
                                                            SHARES    VALUE+
                                                           -------- -----------
 TEXTILES & APPAREL - 1.3%
  Liz Claiborne, Inc.....................................    14,300 $   420,063
                                                                    -----------
 TRANSPORTATION - 3.7%
  Burlington Northern, Inc. .............................    24,600     759,525
  Delta Air Lines, Inc. .................................     4,700     496,144
                                                                    -----------
                                                                      1,255,669
                                                                    -----------
 UTILITIES - 10.1%
  Cinergy Corp...........................................    19,000     655,500
  Consolidated Edison of New York........................    12,400     621,550
  Edison International...................................    20,000     527,500
  Equitable Resources, Inc...............................    27,800     773,187
  Texas Utilities Co.....................................    18,200     796,250
                                                                    -----------
                                                                      3,373,987
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $33,982,979).................            32,343,232
                                                                    -----------

 SHORT TERM INVESTMENTS - 2.5%
                                                             FACE
                                                            AMOUNT
                                                           --------
 REPURCHASE AGREEMENT - 2.5%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $834,341, collateralized
   by $802,579 of various U.S. Treasury Notes, 5.375%-
   6.875%, due 5/31/99-2/15/04, valued at $834,011 (Cost
   $834,000).............................................  $834,000     834,000
                                                                    -----------
  TOTAL INVESTMENTS - 99.1% (Cost $34,816,979)(a)........            33,177,232
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.9%..............               291,863
                                                                    -----------
  NET ASSETS - 100%......................................           $33,469,095
                                                                    ===========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $34,832,563. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $1,655,331. This consisted of aggregate gross unrealized appreciation for all securities of $2,883,253 and aggregate gross unrealized depreciation for all securities of $4,538,584.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
                                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments, at Cost............................................... $34,816,979
                                                                    ===========
Investments, at Value.............................................. $33,177,232
Cash...............................................................       1,170
Receivable for Investments Sold....................................     289,250
Dividends Receivable...............................................      51,735
Receivable for Portfolio Shares Sold...............................       3,847
Interest Receivable................................................         227
Other Assets.......................................................         926
                                                                    -----------
 Total Assets......................................................  33,524,387
                                                                    -----------
LIABILITIES
Payable for Portfolio Shares Redeemed..............................       9,767
Payable for Investment Advisory Fees -- Note B.....................       3,053
Payable for Administrative Fees -- Note C..........................      12,311
Payable for Custodian Fees -- Note D...............................       3,503
Payable for Directors' Fees -- Note G..............................         704
Other Liabilities..................................................      25,954
                                                                    -----------
 Total Liabilities.................................................      55,292
                                                                    -----------
NET ASSETS......................................................... $33,469,095
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in Capital.................................................... $29,804,767
Undistributed Net Investment Income................................      89,370
Accumulated Net Realized Gain......................................   5,214,705
Unrealized Depreciation............................................  (1,639,747)
                                                                    -----------
NET ASSETS......................................................... $33,469,095
                                                                    ===========
INSTITUTIONAL CLASS SHARES
Shares Issued and Outstanding ($0.001 par value)
 (Authorized 25,000,000)...........................................   1,983,851
NET ASSET VALUE, Offering and Redemption Price Per Share...........      $16.87
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
                                                    YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividends......................................................... $ 1,075,843
Interest..........................................................     170,855
                                                                   -----------
 Total Income.....................................................   1,246,698
                                                                   -----------
EXPENSES
Investment Advisory Fees -- Note B................................     295,081
Administrative Fees -- Note C.....................................     110,843
Shareholder Servicing Fees........................................      32,605
Account Services Fees -- Note F...................................      17,556
Printing Fees.....................................................      15,133
Registration and Filing Fees......................................      14,903
Audit Fees........................................................      13,456
Custodian Fees -- Note D..........................................       9,833
Legal Fees........................................................       3,403
Directors' Fees -- Note G.........................................       3,031
Other Expenses....................................................       8,525
Account Services Fees Waived -- Note F............................     (17,556)
Investment Advisory Fees Waived -- Note B.........................     (81,199)
                                                                   -----------
 Net Expenses Before Expense Offset...............................     425,614
Expense Offset -- Note A..........................................        (620)
                                                                   -----------
 Net Expenses After Expense Offset................................     424,994
                                                                   -----------
NET INVESTMENT INCOME.............................................     821,704
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS..................................   5,161,641
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVEST-
  MENTS...........................................................  (7,039,970)
                                                                   -----------
NET LOSS ON INVESTMENTS...........................................  (1,878,329)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $(1,056,625)
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1998         1997
                                                      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $    821,704  $   456,750
 Net Realized Gain..................................     5,161,641    1,008,509
 Net Change in Unrealized
  Appreciation/Depreciation.........................    (7,039,970)   3,935,992
                                                      ------------  -----------
 Net Increase (Decrease) in Net Assets Resulting
  from Operations...................................    (1,056,625)   5,401,251
                                                      ------------  -----------
DISTRIBUTIONS:
 Net Investment Income..............................      (769,446)    (352,820)
 Net Realized Gain..................................      (995,911)    (795,840)
                                                      ------------  -----------
 Total Distributions................................    (1,765,357)  (1,148,660)
                                                      ------------  -----------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.............................................    15,161,984   34,636,573
 In Lieu of Cash Distributions......................     1,673,540    1,125,401
 Redeemed...........................................   (27,142,663)  (1,284,354)
                                                      ------------  -----------
 Net Increase (Decrease) from Capital Share
  Transactions......................................   (10,307,139)  34,477,620
                                                      ------------  -----------
 Total Increase (Decrease)..........................   (13,129,121)  38,730,211
NET ASSETS:
 Beginning of Period................................    46,598,216    7,868,005
                                                      ------------  -----------
 End of Period (including undistributed net
  investment income of $89,370 and $107,725,
  respectively).....................................  $ 33,469,095  $46,598,216
                                                      ============  ===========
(1)Shares Issued and Redeemed:
 Shares Issued......................................       829,711    2,009,663
 In Lieu of Cash Distributions......................        92,770       75,945
 Shares Redeemed....................................    (1,488,912)     (78,219)
                                                      ------------  -----------
                                                          (566,431)   2,007,389
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                      ----------------------------------------
                                       1998     1997     1996    1995    1994
                                      -------  -------  ------  ------  ------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................. $ 18.27  $ 14.49  $12.14  $10.41  $ 9.94
                                      -------  -------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...............    0.34     0.28    0.30    0.26    0.20
 Net Realized and Unrealized Gain
  (Loss).............................   (1.06)    4.74    2.76    1.75    0.45
                                      -------  -------  ------  ------  ------
 Total from Investment Operations....   (0.72)    5.02    3.06    2.01    0.65
                                      -------  -------  ------  ------  ------
DISTRIBUTIONS
 Net Investment Income...............   (0.30)   (0.25)  (0.28)  (0.26)  (0.18)
 Net Realized Gain...................   (0.38)   (0.99)  (0.43)  (0.02)    --
                                      -------  -------  ------  ------  ------
 Total Distributions.................   (0.68)   (1.24)  (0.71)  (0.28)  (0.18)
                                      -------  -------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD....... $ 16.87  $ 18.27  $14.49  $12.14  $10.41
                                      =======  =======  ======  ======  ======
TOTAL RETURN+........................  (4.14)%   36.98%  26.23%  19.62%   6.63%
                                      =======  =======  ======  ======  ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................... $33,469  $46,598  $7,868  $6,865  $3,659
Ratio of Expenses to Average Net
 Assets..............................    0.90%    0.90%   0.90%   0.92%   0.90%
Ratio of Net Investment Income to
 Average Net Assets..................    1.74%    1.91%   2.30%   2.44%   2.15%
Portfolio Turnover Rate..............      61%      31%     57%     37%     17%
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by Affiliates to
 Average Net Assets..................    0.21%    0.37%   1.82%   1.49%   2.29%
Ratio of Expenses to Average Net
 Assets Including Expense Offsets....    0.90%    0.90%   0.90%   0.90%    N/A

+ Total return would have been lower had certain expenses not been waived and expenses assumed by Affiliates during the period.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments relating to distributions from return of capital dividends.
    Permanent book and tax basis differences resulted in reclassifications of $70,613 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $54,618 and $15,995, respectively.
    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio. Certain portfolios which commenced operations after October 1,

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned $110,843 from the Portfolio as Administrator of which $79,582 was paid to CGFSC for its services as Sub-Administrator.

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the Portfolio incurred $212 in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets for the month.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------


  H. PURCHASES AND SALES: For the year ended October 31, 1998, the Portfolio made purchases of $26,679,011 and sales of $36,361,067 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At October 31, 1998, 43% of total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding.

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer provide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

  In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 1998

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)
The ICM Equity Portfolio hereby designates $402,970 as a long-term capital gain dividend at the 28% tax bracket, $1,373 at the 25% tax bracket, and $205,428 at the 20% tax bracket for the purpose of the dividend paid deduction on the Portfolio's income tax return.

In 1998, 71.8% of the distributions taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

In addition, for the year ended October 31, 1998, gross income derived from sources within foreign countries amounted to $107,597 for the Portfolio.

UAM FUNDS                                       ICM EQUITY PORTFOLIO
===============================================================================
Officers and Directors

Norton H. Reamer                                William H. Park
Director, President and Chairman                Vice President

John T. Bennett, Jr.                            Michael E. DeFao
Director                                        Secretary

Nancy J. Dunn                                   Gary L. French
Director                                        Treasurer

Philip D. English                               Robert R. Flaherty
Director                                        Assistant Treasurer

William A. Humenuk                              Michael J. Leary
Director                                        Assistant Treasurer

Peter M. Whitman, Jr.                           Michelle Azrialy
Director                                        Assistant Secretary

================================================================================

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

Investment Adviser
Investment Counselors of Maryland, Inc.
803 Cathedral Street
Baltimore, MD 21201

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110




                                       --------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed
                                        to others only if preceded or
                                        accompanied by a current prospectus.
                                       --------------------------------------